                                                                   EXHIBIT 10.18

                                    EXHIBIT A

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of December 29, 1995, ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P. , a Georgia limited partnership (the "Borrower") and NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement, dated as of December 29, 1989 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement as set forth in this Third Amendment, among other things to extend the maturity thereof;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower and the Lender agree as follows:

         SECTION 1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         SECTION 2. Amendment to Definition of "Applicable Margin". The definition of "Applicable Margin" in Section 1.1 on page 2 of the Credit Agreement shall be amended in its entirety to read as follows:

         "Applicable Margin" shall mean the following per annum percentages, applicable for the following interest rate selections:

                           Federal                  Prime Rate            LIBOR              CD Rate
                          Funds Rate                  Basis               Basis               Basis
                          ----------                ----------            -----              -------
         Until                 0%                     0%                1 & 1/8%             1 & 1/4%
         June 30,
         1996

         From                  0%                    1/4%               1 & 3/8%             1 & 1/2%
         June 30,
         1996 and thereafter

         SECTION 3. Amendment to Definition of "Maturity Date". The definition of "Maturity Date" in Section 1.1 on page 11 of the Credit Agreement shall be amended in its entirety to read as follows:

              "Maturity Date" shall mean December 31, 1996 or such earlier date the Obligations become due and payable (whether by acceleration, prepayment in full, scheduled reduction or otherwise).

         SECTION 4. Amendment to Definition of "Pro Forma Debt Service". The definition of "Pro Forma Debt Service" in Section 1.1 on page 15 of the Credit Agreement shall be amended in its entirety to read as follows:

              "Pro-Forma Debt Service" shall mean, as of any date of determination, payments of principal, interest, fees and other amounts scheduled to be paid on all Indebtedness for Money Borrowed of the Borrower and its Subsidiaries, on a consolidated basis, during the 12 months beginning on the day following the date of determination assuming principal payments due hereunder of $750,000 and assuming for any Indebtedness for Money Borrowed subject to a floating interest rate, an interest rate equal to the applicable rate in effect on the date of determination.

         SECTION 5. Amendment to Section 2.4. Section 2.4 on page 22 of the Credit Agreement shall be amended to add the following sentence:

              Subject to Section 10.9 hereof, on any day after November 30, 1996 that any principal amount remains outstanding hereunder, the Borrower agrees to pay to the Lender a fee equal to 0.25% of the outstanding principal balance hereunder as of such date. Such fee shall be, subject to Section 10.9 hereof, non-refundable when paid.

         SECTION 6. Amendment to Section 2.6(b). Section 2.6(b) on page 23 of the Credit Agreement shall be amended to read in its entirety as follows:

              (b) Mandatory Reduction. The Commitment shall be reduced by $125,000 on December 31, 1995, and by $250,000 on each of March 31, 1996, June 30, 1996, and September 30, 1996, and finally shall be reduced to $0 on December 31, 1996.

         SECTION 7. Amendment to Section 7.10. Section 7.10 on page 52 of the Credit Agreement shall be amended to read in its entirety as follows:

              Section 7.10 Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be more than 3.00 to 1 at any time.


         SECTION 8. Amendment to Section 7.11. Section 7.11 on page 52 of the Credit Agreement shall be amended to read in its entirety as follows:

              Section 7.11 Pro-Forma Debt Service Ratio. The Borrower shall not permit the ratio of (a) Net Operating Cash Flow plus interest income for the quarter ending on the date of determination multiplied by four, to (b) Pro-Forma Debt Service, to be less than 1.25 to 1.

         SECTION 9. Amendment to Section 7.16. Section 7.16 on page 53 of the Credit Agreement shall be amended to read in its entirety as follows:
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              Section 7.16 Maximum Debt Per Subscriber. The Borrower shall not permit the amount of Indebtedness outstanding hereunder less cash on hand to exceed an amount equal to $450 per Basic Subscriber at any time.

         SECTION 10. Conditions Precedent. This Third Amendment shall not be effective until the Lender shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Third Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Lender, the Lender shall have received payment of all fees and expenses (including reasonable attorneys' fees) incurred in connection with the preparation and negotiation of this Third Amendment and the other Loan Documents, and the Lender shall have received the following:

              (a) subject to Section 10.9 of the Credit Agreement, receipt by the Lender of an amendment fee in an amount equal to $15,000.00 on the date hereof;

              (b) a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article 4 of the Credit Agreement, as amended by this Third Amendment, the other Loan Documents and in this Third Amendment, (ii) that there exists no Default or Event of Default and the execution, delivery and performance of this Third Amendment will not cause a Default or Event of Default,
         (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Third Amendment and all Loan Documents and other documents and instruments delivered or executed in connection with this Third Amendment, and (iv) that it has complied with all agreements and conditions to be complied with by them under the Credit Agreement, the other Loan Documents and this Third Amendment by the date hereof; and

              (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Lender, as the Lender shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby, including without limitation, a promissory note in form and substance satisfactory to the Lender.

         SECTION 11.  Further Assurances.

         (a) Within 30 days after the date hereof, the Borrower shall have provided to the Lender (i) an opinion of counsel of the Borrower acceptable to Lender with respect to this Third Amendment and the Loan Documents as amended by this Third Amendment; and (ii) a written consent to the execution of this Third Amendment executed by Robert T. Graff, Jr. in his capacity as a general partner of the Borrower. Any breach of this provision shall constitute an Event of Default under the Credit Agreement.

         (b) The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Lender as the Lender may deem necessary or appropriate in connection with this Third Amendment.

         SECTION 12. Representations and Warranties. The Borrower represents and warrants to the Lender that (a) this Third Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement, and the execution, delivery and performance of this Third Amendment will not cause a Default or Event of Default, (c) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect, and (f) the resolutions authorizing the Borrower to execute, deliver and perform this Third Amendment and all Loan Documents and other documents and instruments delivered or executed in connection with this Third Amendment are true, correct, complete and in effect as of the date hereof.

         SECTION 13. Entire Agreement; Ratification. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 14. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 15. Effectiveness and Default. This Third Amendment shall not be effective until the Lender has received and executed this Third Amendment. The parties hereto agree that this Third Amendment is a Loan Document within the definition thereof in the Credit Agreement, and any breach of any term or provision in this agreement shall constitute an Event of Default under the Credit Agreement.

         SECTION 16. GOVERNING LAW. THIS AGREEMENT AND ALL LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
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IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed as of the date first set forth above.

BORROWER:                             ENSTAR INCOME/GROWTH PROGRAM
                                      SIX-A, L.P., a Georgia Limited Partnership

                                      By: ENSTAR COMMUNICATIONS CORPORATION,
                                      a Georgia corporation, a General Partner



                                      By:  MICHAEL K. MENEREY
                                         ---------------------------------------
                                      Its: CHIEF FINANCIAL OFFICER
                                          --------------------------------------

LENDER:                               NATIONSBANK OF TEXAS, N.A.

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------

                                 PROMISSORY NOTE

Dallas, Texas                     $4,125,000                   December 29, 1995

         Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership (the "Borrower"), for value received, promises to pay to the order of NationsBank of Texas, N.A., a national banking association (the "Lender"), at the principal office of NationsBank of Texas, N.A. in Dallas, Texas, in lawful money of the United States of America, the principal sum of FOUR MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND NO\ONE HUNDREDTHS DOLLARS ($4,125,000.00), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meaning set forth in the Credit Agreement described below.

         Principal of, and interest on the unpaid principal balance of, this Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

         This Note is issued pursuant to and evidences Advances under a Credit Agreement, dated as of December 29, 1989, between the Borrower and the Lender (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Note when due. This Note is a renewal, restatement, extension, and renewal of the Promissory Note dated December 29, 1989, in the principal amount of $6,600,000 executed by the Borrower for the benefit of the Lender.

         The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
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         This Note may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall constitute but one and the same instrument.

                                             ENSTAR INCOME/GROWTH PROGRAM
                                             SIX-A, L.P.

                                             By:  ENSTAR COMMUNICATIONS
                                                  CORPORATION, a General Partner


                                             By:    ____________________________
                                             Title: ____________________________


                                             By:    ____________________________
                                                    Robert T. Graff, Jr.,
                                                    a General Partner

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.

                                Loan Certificate

         The undersigned hereby certifies that it is a general partner of Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership (the "Company"), and that is authorized to execute this Certificate on behalf of the Company in connection with that certain Third Amendment to Credit Agreement of even date herewith (the "Third Amendment), between the Company and NationsBank of Texas, N.A. (formerly NCNB Texas National Bank, herein referred to as "Lender") which amends that certain Credit Agreement dated as of December 29, 1989 (the "Credit Agreement"), First Amendment dated March 30, 1994 (the "First Amendment") and Second Amendment dated March 29, 1995 (the "Second Amendment") between the Company and Lender. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement as amended by the First and Second Amendments. The undersigned hereby further certifies to the following:

         1. There exists no Default or Event of Default on the date hereof and the execution, delivery and performance of the Third Amendment will not cause a Default or Event of Default.

         2. The representations and warranties set forth in Article 4 of the Credit Agreement, as amended by the First, Second and Third Amendments, the other Loan Documents and the First, Second and Third Amendments are true and correct on the date hereof.

         3. Attached hereto as Exhibit A is a complete and correct copy of resolutions of the undersigned authorizing the Company to execute, deliver and perform the Third Amendment and all Loan Documents and other documents and instruments delivered or executed in connection with the Third Amendment, which resolutions have not been amended, modified or rescinded, and are in full force and effect on the date hereof

         4. The Company has complied with all agreements and conditions to be complied with by Company under the Credit Agreement, the other Loan Documents and the Third Amendment.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 29th day of December, 1995.

                                            ENSTAR COMMUNICATIONS CORPORATION

                                            By: _____________________________
                                                 MICHAEL K. MENEREY
                                                 Chief Financial Officer
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                                     CONSENT

         The undersigned, Robert T. Graff, Jr., a general partner of Enstar Income/Growth Program Six-A, L.P., a Georgia limited partnership (the "Partnership"), hereby consents to the execution and delivery by the Partnership of the Third Amendment to Credit Agreement, dated as of December 29, 1995 (the "Amendment") between the Partnership and NationsBank of Texas, N.A. attached hereto as Exhibit A and hereby authorizes Enstar Communications Corporation, in its capacity as a general partner of the Partnership, to execute and deliver the Amendment.

Dated:  As of December 29, 1995.                 _______________________________
                                                 Robert T. Graff, Jr.